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                                 SECOND AMENDMENT TO
                     SECURED REDUCING REVOLVING CREDIT AGREEMENT
                              DATED DECEMBER 17, 1997
                                    BY AND AMONG
                              MIDLAND RESOURCES, INC.,
                   MIDLAND RESOURCES OPERATING COMPANY, INC.,
                            SUMMIT PETROLEUM CORPORATION
                                        AND
                                    COMPASS BANK


          This Second Amendment ("SECOND AMENDMENT") by and between MIDLAND RESOURCES, INC. ("MRI"), a Texas corporation, MIDLAND RESOURCES OPERATING COMPANY, INC., a Texas corporation, and SUMMIT PETROLEUM CORPORATION, a Colorado corporation (individually and collectively, "BORROWER") and COMPASS BANK, a Texas state chartered bank ("BANK") is executed on this 14th day of April, 1998, to be effective, however, as of December 31, 1997.

                                 W I T N E S S E T H:

          Borrower and Bank entered into a Secured Reducing Revolving Credit Agreement dated December 17, 1997, and a First Amendment thereto executed on March 26, 1998 (collectively, the "Credit Agreement").

          Borrower has requested that Bank amend the Tangible Net Worth Requirement, as set forth in Section 5.18 of the Credit Agreement, and Bank is willing to enter into the requested amendment, subject to and conditioned upon the provisions set forth herein.

          NOW, THEREFORE, in consideration of the promises herein contained, and each intending to be legally bound hereby, the parties agree as follows:

     I.   AMENDMENTS TO CREDIT AGREEMENT.

          ARTICLE I of the Credit Agreement is hereby amended by adding the following defined terms:

               "FIRST AMENDMENT" means that certain First Amendment to this Agreement executed by Bank and Borrower on March 26, 1998.

               "SECOND AMENDMENT" means that certain Second Amendment to this Agreement executed by Bank and Borrower on April 14, 1998.

          SECTION 5.18 of the Credit Agreement is amended in its entirety to read as follows:

               5.18 TANGIBLE NET WORTH REQUIREMENT. Borrower shall maintain a total Tangible Net Worth of not less than $5,500,000.00, increasing by: (x) fifty percent

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          (50%) of net income (excluding losses) of Borrower subsequent to
          December 31, 1997, and (y) one hundred percent (100%) of any increases in shareholders' equity resulting from the sale or issuance of stock of any Borrower subsequent to December 31, 1997.

     II. CERTAIN WAIVERS. Bank hereby waives Borrower's non-compliance with the provisions of Section 5.18 of the Credit Agreement, TANGIBLE NET WORTH REQUIREMENT, for the quarter ending December 31, 1997. This Second Amendment shall not be deemed to be a waiver by Bank of any other covenant, condition or obligation on the part of Borrower under the Credit Agreement, as hereby amended, except as expressly set forth herein. In addition, this Second Amendment shall in no respect evidence any commitment by the Bank to grant any future waivers of any covenant, condition or obligation on the part of Borrower under the Credit Agreement, as hereby amended. Any further waivers or consents must be specifically agreed to in writing in accordance with Section 8.12 of the Credit Agreement.

     III. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. To induce the Bank to enter into this Second Amendment, Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Article IV of the Credit Agreement and in all other documents executed pursuant thereto, and additionally represents and warrants as follows:

     A. The execution and delivery of this Second Amendment and the performance by the Borrower of its obligations under this Second Amendment are within Borrower's power, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Borrower or of any agreement binding upon Borrower.

     B. This Second Amendment represents the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with its terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally.

     C. Since the date of the Credit Agreement, no change, event or state of affairs has occurred and is continuing which would constitute an Event of Default or an Unmatured Event of Default.

     IV. DEFINED TERMS. Terms used herein that are defined in the Credit Agreement shall have the same meanings herein, unless the context otherwise requires.

     V. REAFFIRMATION OF CREDIT AGREEMENT. This Second Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, adopted and confirmed in each and every respect.


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     VI.  GOVERNING LAW.  THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. This Second Amendment has been entered into in Harris County, Texas, and it shall be performable for all purposes in Harris County, Texas. Courts within the State of Texas shall have jurisdiction over any and all disputes between the Borrower and the Bank, whether in law or equity, including, but not limited to, any and all disputes arising out of or relating to this Second Amendment or any other Loan Documents; and venue in any such dispute whether in federal or state court shall be laid in Harris County, Texas.

     VII. SEVERABILITY. Whenever possible each provision of this Second Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Second Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Second Amendment.

     VIII. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by the different parties on separate counterparts on different dates, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

     IX. SECTION CAPTIONS. Section captions used in this Second Amendment are for convenience of reference only, and shall not affect the construction of this Second Amendment.

     X. SUCCESSORS AND ASSIGNS. This Second Amendment shall be binding upon the Borrower, the Bank and its respective successors and assigns, and shall inure to the benefit of the Borrower, the Bank and the respective successors and assigns of the Bank.

     XI. NON-APPLICATION OF CHAPTER 15 OF TEXAS CREDIT CODE. The provisions of Chapter 15 of the Texas Credit Code (Vernon's Texas Civil Statutes, Article 5069-15) are specifically declared by the parties hereto not to be applicable to this Second Amendment or any of the other Loan Documents or to the transactions contemplated hereby.

     XII. NOTICE OF FINAL AGREEMENT. THE WRITTEN CREDIT AGREEMENT, AS HEREBY AMENDED, REPRESENTS THE FINAL AGREEMENT AMONG THE BANK, BORROWER AND ANY GUARANTOR OR OTHER OBLIGOR, IF ANY, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


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     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the day and year first above written.


                                       BORROWER:

                                       MIDLAND RESOURCES, INC.


                                       By:
                                          -------------------------------------
                                          Robert R. Donnelly
                                          President

                                      MIDLAND RESOURCES OPERATING COMPANY, INC.

                                       By:
                                          -------------------------------------
                                          Robert R. Donnelly
                                          President

                                       SUMMIT PETROLEUM CORPORATION

                                       By:
                                          -------------------------------------
                                          Robert R. Donnelly
                                          President


                                       BANK:

                                       COMPASS BANK

                                       By:
                                          -------------------------------------
                                          Kathleen J. Bowen
                                          Vice President



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